Exhibit 99.1

Exhibit 99.1

U.S.I. Holdings Corporation

Investor Presentation

May 2004

About Forward-Looking Statements

This document and the related oral presentation include forward-looking statements that are subject to a number of risks—and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:

• its business strategy;

• its financial strategy;

• its future operating results;

• the integration of its operations with businesses or assets that it has acquired or may acquire in the future; • competition from others in the insurance agency and brokerage business;

• future regulatory actions and conditions in the states in which it conducts its business; and

• its plans, objectives, expectations and intentions contained in this document that are not historical.

All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking - statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements. Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf. .

USI Senior Management Team

Name Position Industry Experience Age

David Eslick Chairman, President and CEO 24 45

Tom O’Neil Chief Operating Officer 24 46

Jeff Jones Chief Marketing Officer 27 49

Bob Schneider EVP & Chief Financial Officer 25 50

Ed Bowler Senior VP, Corporate Development 16 47

Ernest Newborn Senior VP, General Counsel and Secretary 14 46

130 years experience – middle market brokerage

Experience with 200+ acquisitions sourced, completed, and integrated

Team has worked together in USI and other brokers for many years

USI Profile

A Market Leader

– 9th largest U.S. Broker based on 2002 revenues (a)

– Leading Benefits Broker (represents 42% of 2003 total revenues)

National Scale with a Local Presence

– 59 Offices in 19 states

– 400+ sales professionals

– Approximately 60,000 commercial clients

Middle Market Focus

– Approximately 1.1 million middle market businesses in the U.S.

– Predominantly served by local and regional brokers

– Buying decisions are made by CEOs and CFOs who value convenience who and comprehensive advice

Broad Product Resources and Distribution Capability

– Property & casualty, health & welfare, and financial services welfare,

– 5 broad product categories – over 20 products and services

Demonstrated Cross-Selling Success

– 47% of top 400 clients with at least 2 broad product categories

(a) Source: July 2003 Business Insurance magazine

Investment Highlights

Consistent organic growth through all market and economic cycles

– Diversified revenue mix

– Proven, proactive cross-selling capability

– 5 -10% growth target

Focused strategy for EBITDA margin expansion

– 21.7% in 2003

– 28% in 3 to 5 years

Augment growth with accretive acquisitions

– Target at least 10% of prior year’s revenue

Experienced and motivated management team

– Substantial        % of personal net worth is in USI equity

– 5% of USI fully diluted ownership

– Over 130 years of middle market brokerage experience

Revenue Diversity

Diversified Revenue Mix

Property and Casualty 58%

Group Employee Benefits 35%

Specialized Benefits Services 7%

National Scale and Local Presence

USI West Coast 24%

USI Southwest 10%

USI Midwest 7%

USI Northeast 44%

USI Southeast 16%

Total 2003 Revenues = $355 MM

Broad Array of Products and Services

Insurance Brokerage Segment

Property and Casualty

General Commercial Liability

Workers’ Compensation

Fidelity and Surety Bonds

Professional Liability

Personal Lines (Auto, Home, etc.)

Affinity Marketing

Group Employee Benefits

Health Defined Contribution

Life Defined Benefit/Actuarial

Disability Related Legal/Compliance

Dental Employee Benefits Outsourcing

Specialized Benefits Services Segment

Benefits Enrollment and Communication

Core Benefits

Voluntary Benefits

Section 125 Plans

Flexible Spending Accounts

Total Compensation

Electronic Surveys

Print Communications

Executive and Professional Benefits

Executive Deferral Plans

Bank Owned Life Insurance (BOLI)

Company Owned Life Insurance (COLI)

Executive Disability Income Insurance

Estate Planning

Individual Financial Planning

Proven Strategy and Opportunity

Cross-Sell Matrix

Top 15 clients ranked by revenues

Account Name	Business Property & Casualty						Employee Benefits			Retirement	Core Benefit Enrollment	Executive Benefits				
	Package	GL	Umbrella	Auto	WC	Surety	Health	Life	Disability	Retire/401k	Voluntary	Pers. P&C	Life	Disability	Estate	Def. Comp
Account 1	■	■	■	■	■	■	■	■	■		■	■	■	■		
Account 2	■	■	■	■	■	■	■	■	■	▲	■	●	■	■		
Account 3	■	■	■	■	■	■	■	■			■	●	●	●	●	●
Account 4				■	■		■	■	■							
Account 5							■			■						
Account 6	■	■	■	■	■	■	■	■	■		●	●	■	■		
Account 7		■					■	■	■				■	■		
Account 8	■	■	■	■	■	■	■	■	■			■				
Account 9	▲	▲	▲	▲	▲	▲	■	▲	▲	■	▲	▲	▲	▲	▲	●
Account 10							■	■	■					■		
Account 11							■	■	■		■					
Account 12	■	■	■	■	■	■	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲
Account 13							■	■	■		■		■	■		
Account 14	■	■	■	■	■	■	■	■			■					
Account 15		■		■	■		■	■	■				●			

■ Sold business or currently being provided to client
● Proposed and pending
▲ Blocked or proposed; did not sell the account

7

USI

Cross-Selling Strategy and Benefits

Strategy

. Single distribution point for multiple products and services

. Definition of cross-sell must be across five broad product categories

. Compensation and recognition practices reinforce cross selling culture

. Aggressive local management of cross selling activities

. Cross-selling is a MANDATORY activity

Benefits

. Cross-selling leverages relationships by allowing clients to use one trusted advisor for all insurance and employee benefit needs

. Improved client retention

. Additional revenue from cross-selling enhances organic growth rates

. Cross-selling perpetuates revenue diversification by encouraging sales from other product and service categories . . . Reduced acquisition costs due to leveraging existing relationships

. Product diversification and cross selling opportunity is a differentiator in our M&A activities

Increases Organic Revenue Growth,

Improves Client Retention and Perpetuates Revenue Diversification

Cross-Selling Success

# of Product Top 15 Accounts Top 400 Accounts

Categories Sold 2002 2003 2002 2003

1 or more 15 15 400 400

2+ 10 14 173 189

3+ 7 9 66 67

4+ 4 3 25 28

5+ 0 0 0 2

= Increase = Decrease

Sales Management

Proactively manage sales behavior, real-time monitoring and forecasting

– Standardized weekly sales meetings across all offices

– Formalized goal setting and pipeline management process

– Senior management involvement in the sales process

– Formalized client stewardship process in all regions

– Standard technology platform for monitoring and forecasting sales

Integrated sales philosophy drives the culture

Personal accountability

“What you measure and review gets accomplished”

Organic Growth

. Formal stewardship process for all accounts over $50,000

. Increase penetration of cross selling across product lines

. 8% of current business

. Shifting contracts to become more recurring

. Acquisition of recurring revenues

. P&C and benefits provide balance

. Exposure units mitigate fluctuations.

.Consistent and aggressive sales management nationally

. SFA for 100% of producers

. Actively manage pipeline

. Cross selling is mandatory

. Proactively recruiting producers

. Superior solutions for clients

.”Best Efforts” on large accounts

Lost Business Non-Recurring Gross New Rate / Exp.

Current Target

Focused Strategy for EBITDA Margin Expansion

Strategy for Margin Expansion

Continued revenue growth over fixed expenses

– Organic growth and fold-in acquisitions

Reduction in compensation expense ratios

– Continued streamlining of back-office operations and administrative functions

Reduction in operating expense ratios

– Internal and external benchmarking

– Sharing of best practices

Each 100 bps of EBITDA margin improvement has a $2.0 million cash earnings impact

Results

EBITDA margin

9.8%

2001A

19.3%

2002A

21.7%

2003A

Expanding Margins Through Continued Revenue Growth and Vigorous Expense Control

Margin Expansion

• Eliminate duplicate functions

• Utilize automation for efficiencies

• Justification for all new hires

• Mgmt and staff incentive plans

• House business to salaried associates

• Small business to service centers

• Leverage USI purchasing power

• Benchmark operating metrics and drive to best practices

• Technology related savings projects

• Consolidate real estate and improve efficiency as legacy leases expire

• Corporate expense grows at less than 40% of revenue growth

• Infrastructure largely in place for next three years

• Certain one-time expenses run out of corporate numbers

220 bps Field Comp

260 bps Field Opex

150 bps Corporate

630 bps EBITDA

Current Target

Path for Margin Expansion is Clear

37.8%

36.1% BRO

33.0%

27.1% 26.8% HRH

25.7%

23.9% 29.1%

28.1%

26.0% 21.7%

24.9% 25.0% USI

19.3%

22.3%

21.1%

9.8%

1997 1998 1999 2000 2001 2002 2003

Source: Company reports

Disciplined Acquisition Strategy

Highly fragmented industry with over 30,000 agencies within P&C brokerage, employee benefits, worksite marketing, etc.

– USI’s highly experienced management team has demonstrated its ability to identify, negotiate,gement consummate and integrate over 200 acquisitions

Disciplined acquisition strategy:

– At least 10% of prior-year revenues in annualized acquired business prior annualized

– Strong management talent, with desire to grow beyond stand-alone capabilities talent,

– Must subscribe to USI cross-sell and management culture

– Must show ability to grow organically at least 8% annually

– Current geographic footprint

– Fold-in acquisitions preferred

– Must be accretive to cash earnings per share

– Immediate and aggressive integration of acquired businesses integration

– Avoid auctions

Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target

Acquisitions: Why USI vs. Peers?

Revenue growth opportunity due to broader product offering

Fully-integrated product and sales capabilities

Growth opportunities for the business, clients and employees

Structured entrepreneurial focus

Young company – 10 years old

– Opportunity to participate and drive strategy

Attractive equity valuation

2003 Acquisitions

Agency Revenue (MM) Location Auction Footprint Price Accretive

Guild Agency $ 2.4 Westbury, NY No Yes Yes Yes

Hastings Tapley $ 11.8 Boston, Mass No Yes Yes Yes

BMI Insurance $ 4.5 Long Beach, CA No Yes Yes Yes

O’Leary-Kientz $ 4.1 Cincinnati, OH No Yes Yes Yes

Benefits Team $ 1.9 Houston, TX No Yes Yes Yes

Diversified Insurance $ 0.8 Chicago, IL No Yes Yes Yes

Total $ 25.5

= Meets = Does Not

Key Accomplishments Since IPO

Objectives

De-leverage balance sheet

Clean operational and financial results

5%—10% organic revenue growth over the long term

EBITDA margin expansion

Acquire $25 million of annualized revenue in 2003 and acquire 10% of prior year’s revenue thereafter

Results

. Debt/capital ratio reduced from 68.5% pre-IPO to 37.8% at 12/31/03

. 7 consecutive quarters of earnings growth and positive cash flow from operations (after interest expense) with $35.5MM generated during 2003 223% earnings growth 2003 over 2002

. 7.7% average last 4 years, 4.7% in 2003

. 21.7% 2003 versus 19.3% 2002

.Acquired $26 million of annualized revenue in 2003 Definitive agreement for DWP in April 2004 = $25 million revenue Acquired BR on April 1, 2004 = $25 million revenue Pipeline in excess of $150 million

USI Has Delivered On Its Commitments

U.S.I Holdings Corporation

Financial Overview

USI Income Statement

($            in thousands) 1Q Ended March 31, Year Ended

2004 2003 2003 2002

Total Revenues $ 92,825 $ 82,559 $ 354,802 $ 328,196

Operating Expenses 74,427 66,223 277,687 265,007

EBITDA 18,398 16,336 77,115 63,189

Non-Operating Expenses 9,497 10,819 45,684 52,771

Income (Loss) From Continuing Operations

Before Income Tax Expense/Benefit 8,901 5,517 31,431 10,418

Income Tax Expense (Benefit) 3,774 552 (3,885) (518)

Net Income From Continuing Operations 5,127 4,965 35,316 10,936

Income (Loss) From Discontinued Operations,

Net of Income Taxes - - 213 (13,751)

Net Income (Loss) $ 5,127 $ 4,965 $ 35,529 $ (2,815)

Amortization 5,434 5,164 21,884 21,326

Net Income Adding Back Amortization 10,561 10,129 57,413 18,511

Net Income (Loss) Per Common Share $ 0.11 $ 0.11 $ 0.77 N/M

Net Income (Loss) Adding Back Amortization Per

Common Share (a) $ 0.22 $ 0.19 $ 0.93 N/M

(a) Reflects a normalized tax rate of 41% for 2003

Pro Forma Capitalization

($            thousands) 1Q Ended M arch 31, 2004

Actual As Adjusted (a)

O perating Cash $ 44,180 $ 99,716

O ther Assets 589,844 589,844

Total Assets $ 634,024 $ 689,560

Debt:

Term loan $ 124,375 $ 124,375

Seller notes and other debt 31,013 31,013

Total Debt 155,388 155,388

O ther Liabilities 208,592 208,592

Total Liabilities $ 363,980 $ 363,980

Total Stockholders’ Equity 270,044 325,580

Total Liabilities & Stockholders’ Equity $ 634,024 $ 689,560

Total Capitalization $ 425,432 $ 480,968

Leverage:

Debt/LTM EBITDA (b) 2.0x 2.0x

Debt/Total Capitalization 36.5% 32.3%

(a) Assumes the receipt of the full amount of the net proceeds of the offering upon settlement of the forward sale agreements

(b) EBITDA defined as income (loss) from continuing operations plus interest expense, income tax expense, early retirement of debt (interest adjustment), depreciation and amortization of intangibles

The USI Story

Consistency of Organic Revenue Growth

– Revenue diversification

– Cross-selling

– Sales management

Significant Margin Expansion Opportunity

– 22% 28% in 3 to 5 years

Strong Acquisition Opportunities

– Growing high quality pipeline

– Disciplined approach

– USI story is attractive to target companies

Sales Management Structure

– Centrally managed and driven

– Behavior management

– Client retention

– Cross selling

– New account origination

Motivated and Focused Management Team

– Aligned on goals and strategies

– Over 130 years of combined experience years

U.S.I. Holdings Corporation

Investor Presentation

May 2004